CUSIP No. 462726100                    13G                   Page 14 of 15 Pages


                                                                       EXHIBIT 1

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: February 13, 2006

                                        FENWAY PARTNERS, INC


                                        By: /s/ Richard C. Dresdale
                                            ------------------------------------
                                        Name: Richard C. Dresdale
                                        Title: President


                                        By: /s/ Andrea Geisser
                                            ------------------------------------
                                        Name: Andrea Geisser
                                        Title: Managing Director


                                        FENWAY PARTNERS II, LLC


                                        By: /s/ Richard C. Dresdale
                                            ------------------------------------
                                        Name: Richard C. Dresdale
                                        Title: President


                                        By: /s/ Andrea Geisser
                                            ------------------------------------
                                        Name: Andrea Geisser
                                        Title: Managing Director

CUSIP No. 462726100                    13G                   Page 15 of 15 Pages


                                        FPIP TRUST, LLC


                                        By: /s/ Richard C. Dresdale
                                            ------------------------------------
                                        Name: Richard C. Dresdale
                                        Title: President


                                        By: /s/ Andrea Geisser
                                            ------------------------------------
                                        Name: Andrea Geisser
                                        Title: Managing Director


                                        FPIP, LLC


                                        By: /s/ Richard C. Dresdale
                                            ------------------------------------
                                        Name: Richard C. Dresdale
                                        Title: President


                                        By: /s/ Andrea Geisser
                                            ------------------------------------
                                        Name: Andrea Geisser
                                        Title: Managing Director


                                        FENWAY PARTNERS CAPITAL FUND II, L.P.


                                        By: /s/ Richard C. Dresdale
                                            ------------------------------------
                                        Name: Richard C. Dresdale
                                        Title: President


                                        By: /s/ Andrea Geisser
                                            ------------------------------------
                                        Name: Andrea Geisser
                                        Title: Managing Director


                                        /s/ Andrea Geisser
                                        ----------------------------------------
                                        Andrea Geisser